Exhibit 99.5

1 Company Presentation November 2014 1

2 Forward Looking Statements 2 This presentation contains forward-looking statements relating to the business and financial outlook of Monogram Residential Trust, Inc. that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; our ability to make future distributions and our expected objectives with regard to our distribution policy; our understanding of our competition; market trends, projected capital expenditures, our ability to complete and stabilize developments within our projected timeframe, our ability to achieve projected NOI yields. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this document, including our ability to complete the listing of our common shares on the NYSE in a timely manner or at all; our ability to complete the tender offer in a timely manner or at all; the price at which shares of our common stock may trade on the NYSE, which may be higher or lower than the purchase price in the tender offer; our actual or estimated FFO or AFFO and other factors described in the Risk Factors section of Monogram Residential Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 and in subsequent Quarterly Reports on Form 10-Q. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. MONOGRAM R E S IDENT IAL T R U S T

3 Important Information 3 This presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of Monogram. Any tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials that Monogram intends to distribute to its shareholders and file with the Securities and Exchange Commission (the “SEC”). The full details of the tender offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and other related materials, which Monogram will distribute to shareholders and file with the SEC upon commencement of the tender offer. Shareholders are urged to read the offer to purchase, the letter of transmittal and other related materials when they become available because they will contain important information, including the terms and conditions of the tender offer. Shareholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials that Monogram files with the SEC at the SEC’s website at www.sec.gov or by calling the information agent for the contemplated tender offer, who will be identified in the materials filed with the SEC at the commencement of the tender offer. In addition, shareholders may obtain free copies of Monogram’s filings with the SEC from its website at www.monogramres.com. Additional Information For additional information, including reconciliations of any non-GAAP financial measures found herein, please reference the supplemental report furnished by us on a Current Report on Form 8-K filed November 10, 2014 and made available on our website at www.monogramres.com, or distributed with this presentation. MONOGRAM R E S IDENT IAL T R U S T

4 Listing Summary MONOGRAM R E S IDENT IAL T R U S T 4 Company Monogram Residential Trust, Inc. Ticker NYSE: MORE Listing Date Anticipated listing to occur on or about November 21, 2014 Distribution $0.30 per share annual distribution (paid quarterly) (1) Tender Offer Upon listing, we expect to commence a tender offer for an amount of approximately $100MM; tender period to be a minimum of 20 business days; tender price range to be determined in advance of listing Lock-up None Note 1) Fourth quarter 2014 distribution authorized at $0.075 per share, equating to an annualized rate of $0.30 per share. Distributions are expected to be authorized and paid quarterly

Experienced Management Team

- Deep senior management team with significant multifamily experience and successful track records at public and private companies including AMLI Residential, JPI and Archstone
- 334 employees, including 255 onsite property management personnel as of October 2014
- Platform built for growth

Senior Management

Mark Alfieri

CEO, President, COO and Director
- Over 20 years of industry experience
- 8 years building the company since its inception
- Formerly SVP of Investments at AMLI
- Previously served on the board of directors of the National Multi Housing Council

Howard Garfield

EVP, CFO and Treasurer
- Over 35 years of real estate experience in public and private companies and big 4 accounting firms
- Significant experience in capital markets, financial reporting, tax and accounting
- Certified Public Accountant – NAREC Financial Accounting Standards Committee chairman

Jim McGinley

Chief Development Officer
- Over 25 years of industry experience
- Significant experience in development, lending, financing and real estate investment
- Formerly Group Vice President of Capital Markets at Archstone

Peggy Daly

Executive Vice President – Property Management

35 Years of Experience

Jim Fadley

Senior Vice President and Chief Administrative Officer

28 Years of Experience

Ross Odland

Senior Vice President – Portfolio Management

20 Years of Experience

Robert Poynter

Executive Vice President and Chief Investment Officer

36 Years of Experience

Daniel Rosenberg

Senior Vice President, General Counsel and Secretary

13 Years of Experience

MONOGRAM RESIDENTIAL TRUST 5

6 Key Investment Highlights Uniquely High Quality Multifamily Platform with Strong Growth Trajectory 7166 At Belmar Urban Flats – Lakewood, CO 55 Hundred – Arlington, VA New, Class A, Scaled Portfolio Focused in Major, Coastal Markets 1 Track Record of Superior Operational Performance 2 Development Program to Fuel Accretive Growth 3 Strong Balance Sheet with Proven Access to Capital 4 Highly Experienced and Deep Management Team 5 MONOGRAM R E S IDENT IAL T R U S T 6

7 A Strategy for Growth & Value Creation The Franklin – Delray Beach, FL Forty 55 Lofts – Marina del Ray, CA 7 · Class A Properties in Higher-Density, Infill Submarkets – Transit oriented locations – Vibrant areas offering cultural, retail and restaurant amenities – Affluent neighborhoods, with favorable rent vs. own characteristics · Target Major Markets, With Track Record of Growth – Preferential focus on desirable coastal regions – Top markets with high renter demand and significant institutional capital · Well Diversified Across Regions and Markets – NOI does not exceed 20% concentration in any MSA – Diversified among socioeconomic factors MONOGRAM R E S IDENT IAL T R U S T

8 MONOGRAM R E S IDENT IAL T R U S T 8 · Portfolio assembled post-financial crisis with ~90% of acquisitions occurring in 2009-2011 – Focus on off-market transactions (short sales, foreclosures, failed condos, future development potential, etc.) · More recent shift in investment / capital allocation to better risk-adjusted returns on developments – Capture incremental value creation at appropriate time in the cycle ($MM) Acquisition Volume by Year (1) 0 200 400 600 800 '07 '08 '09 '10 '11 '12 '13 '14 YTD ($MM) Total Development Capital Commitments by Year 0 250 500 750 1,000 '07 '08 '09 '10 '11 '12 '13 '14 YTD Proven Track Record of Growth Note 1) Inclusive of acquisition costs of properties subsequently sold

High Quality, Class A Property Portfolio

- The youngest portfolio among the listed multifamily REITs, with an average age of approximately 5 years
- Current average rents per unit of $1,763, commanding a premium market rent due to new construction, amenities and overall high quality of communities – rents expected to further increase upon stabilization of development communities
- Significantly lower average annual cap-ex spend per unit vs. other listed multifamily REITs

Monogram's Favorable Competitive Positioning		
Key Portfolio Metrics	Monogram	Select Publicly Traded Multifamily Average (1)
Property Age (Avg. of Units)	5	22
Avg. Rents per Unit	$1,763	$1,582
Occupancy (2)	94%	96%
Total Cap-Ex per Unit (Annual) (3)(4)	$625	$1,424

Source: Company documents

Notes
1) Companies include AEC, AIV, AVB, CPT, EQR, ESS, HME, MAA, PPS and UDR (where disclosure is available)
2) Based on Monogram's stabilized portfolio as of September 30, 2014
3) 3-year average (2011-2013)
4) Excludes Monogram's retail tenant improvements

MONOGRAM RESIDENTIAL TRUST 9

10 Scaled Platform Focused in Major Markets, with Significant Coastal Presence 33 Operating Properties, 6 Lease Ups, 13 Developments 52 Total Properties, ~15k Units $3.7Bn Cost (1)(2) Southern California 10% Total NOI $324MM Development Northern California 18% Total NOI $65MM Development Texas 20% Total NOI $335MM Development Mountain 12% Total NOI $48MM Development Florida 7% Total NOI $139MM Development Mid Atlantic 15% Total NOI $284MM Development New England 8% Total NOI $230MM Development Georgia 4% Total NOI $68MM Development Midwest 7% Total NOI $0 Development Notes 1) Regional percentage of total NOI based on Monogram’s share of YTD net operating income for its stabilized portfolio through Q3 ’14; units include stabilized portfolio and development 2) Cost for stabilized assets reflects GAAP cost as of Q3 ‘14 and includes building improvements as well as intangibles recognized in GAAP acquisition accounting. Amounts are before any depreciation or amortization. Cost for developments are projected economic costs, and represent costs for all on-site development and construction costs recognized for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items MONOGRAM R E S IDENT IAL T R U S T 10

11 Market Overview – Job Growth Gaining Strength and Positive Absorption vs. Completion 11 · Monogram’s markets feature the highest levels of job growth · Demand exceeding completions in the majority of Monogram markets Employment Growth Rate (1) 12 Months ending July 2014 1. Dallas 4.3% 2. Houston 4.0% 3 Raleigh 3.8% 4. Austin 3.8% 5 Miami 3.5% 6. West Palm Beach 3.3% 7. San Francisco 3.3% 8. Denver 3.3% 9. Orlando 3.2% 10 Fort Worth 3.1% U.S 1.9% Net Completions Rate (% change in existing units, 2Q13 – 2Q14 Absorption Rate vs. Net Completions Rate: YE 2Q14 (2) Atl Aus Bal Bos Charl Chi Cin Col Dal Den Det FtL FW Hou Ind Jax KC LV LA Mia Minn Nash NY Norf Oak OC Orl Phi Phx Port Ral Riv Sac SLC SA SD SF SJ Sea StL Tam DC WPB (1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% (1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Absorption Rate (% change in Occupied units, 2Q13 – 2Q14) Notes 1) U.S. Bureau of Labor Statistics establishment survey 2) Witten Advisors, LLC BOLD – Denotes Monogram Market MONOGRAM R E S IDENT IAL T R U S T

12 Notes 1) Witten Advisors, LLC 2) US Census Bureau data as of 3Q14 Market Overview – Young Adults Finding Jobs and Homeownership Continues to Decline MONOGRAM R E S IDENT IAL T R U S T 12 · Significant growth in “echo boomers” population – group with highest propensity to rent · Favorable employment trends within this group driving rental demand in Monogram’s markets · Average age of resident in Monogram portfolio is 38 and further along in career path · Homeownership is nearing a 20-year low, indicating a relative growth in the demand base as well Year-over-Year Change in 20 – 34 Employment (000s) (1) 1,069 (1,171) (131) 172 518 347 725 (46) (1,149) (1,987) 777 846 733 884 1,038 (2,000) (1,500) (1,000) (500) 0 500 1,000 1,500 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Seasonally Adjusted Homeownership for the US (%) (2) 63 64 65 66 67 68 69 70 1Q80 1Q84 4Q87 3Q91 2Q95 1Q99 4Q02 3Q06 2Q10 1Q14 (August y-o-y) 2014 3Q14

13 Fully-Integrated and Established Operating Platform with Localized Expertise MONOGRAM R E S IDENT IAL T R U S T 13 · Strategy to achieve superior operating performance is executed through: – A sharp focus on revenue management – Efficient on-site operations – Progressive view of business intelligence – Experienced leadership team with forward thinking capabilities · Functional areas include: – Regional and on-site organization – property managers, service managers and leasing agents – Marketing – annual plans to increase traffic, leasing and occupancy goals – Financial analysis – regular comparison of budget to actual and re-forecasting to improve ongoing property operations – Technology – revenue management, cost effective purchasing, ancillary income programs and resident services – Capital improvement management – property renovations and ongoing maintenance service at each property – Human resources – recruiting, hiring and training Argenta – San Francisco, CA Allusion West University – Houston, TX

14 Track Record of Outperformance MONOGRAM R E S IDENT IAL T R U S T 14 Sources: SNL Financial, Company Data. Quarterly year-over-year growth from Q3 ‘12 to Q3 ‘14 (%) 6.7 5.8 5.3 4.9 4.6 4.6 4.3 4.0 3.9 3.8 3.3 0.0 3.0 6.0 9.0 ESS Monogram CPT UDR EQR AIV AVB PPS MAA AEC HME 2-Year Average Same Store Revenue Growth vs. Peers (1) 8.1 7.0 6.6 6.0 5.8 5.6 5.0 4.8 4.8 3.8 3.5 0.0 3.0 6.0 9.0 ESS Monogram CPT UDR EQR AIV MAA AEC AVB HME PPS (%) 2-Year Average Same Store NOI Growth vs. Peers (1) Note 1) Represents consolidated numbers for Monogram

15 Strategic Joint Ventures Offer Efficient Capital for Growth MONOGRAM R E S IDENT IAL T R U S T 15 Two primary institutional JV relationships: · PGGM joint venture – Interest in both stabilized and development investments – 30 properties, containing 8,412 units in 14 markets – Gross cost of approximately $2.2Bn · NPS joint venture – Interest in stabilized investments – 14 properties, containing 3,748 units in 9 markets – Gross cost of approximately $1.0Bn · Enhances return on capital via promotes and fee income – Currently generates $4.3MM of fee income for Monogram annually which is projected to grow once developments are stabilized · Company has buy / sell provisions to allow for future wholly owned growth – Currently approximately $775MM of total JV property interests represent potential attractive acquisition opportunities with minimal transaction costs if company determines they would be accretive acquisitions

16 Development Program To Drive Accretive Growth 16 A significant portion of our portfolio will be co-developed by us or purchased at completion under the limited partnership agreements We believe this provides: · Strategic Growth – Allocate capital to opportunities that enhance our market mix and portfolio quality · Value Creation – Spread between stabilized yields and cap rates drives growth in cash flows and NAV over time · Lower Risk and More Efficient Capital Deployment – In addition to in-house development, we partner with bestof- class development partners, which provides the ability to invest in a wider variety of investment opportunities Monogram’s potential risk under its development program largely minimized: · 2 communities have been completed and stabilized · Final building permit secured on 16 of 19 current development projects, with the remaining 3 sites presently entitled for our intended development plan · Of the 19 remaining projects, 4 are essentially complete, 3 are nearing completion around year end and are leasing, 9 are currently under construction and 3 have not yet begun · Of the 12 projects currently under construction, the average buy-out is 94% · Cost-overrun and completion guarantees secured from development partners MONOGRAM R E S IDENT IAL T R U S T

17 Value Creation Potential Within Existing Developments 17 Development – Estimated Remaining Cost Summary (3Q14 Through 4Q17) Total (Rounded) 100% Total Cost Remaining $832MM JV Contribution ($32MM) Construction Loan Draws ($735MM) Put Options (MORE) $10MM Net MORE Equity Required $75MM 0 500 1,000 1,500 2,000 2,500 2014 2015 2016 2017 2018 Units Delivered (Units) Unit Delivery and Projected Development Yield · $1.5Bn total development program (5,460 est. units) – Circa $900MM Monogram proportionate share of total cost, of which $494MM already incurred (54% complete) – All but one project expected to be completed by end of 2016 with stabilization projected by the end of 2017 – Overall projected NOI yield at stabilization of 6.2% 6.11% 6.18% 6.98% 6.44% Lease Up and Development Communities MONOGRAM R E S IDENT IAL T R U S T

18 Development Portfolio Primarily Focused in Major, Coastal Markets (1) 18 Southern California 2 Developments, 1 Lease Up $324MM Northern California 1 Development $65MM, 1 Land Held for Development Texas 2 Developments, 4 Lease Ups $335MM Mountain 1 Development $48MM Florida 2 Developments $139MM New England 1 Development, 1 Lease Up $230MM Georgia 1 Development $68MM Mid Atlantic 2 Developments $284MM 4110 Fairmont – Dallas, TX Blue Sol - Costa Mesa, CA Allusion West University – Houston, TX Note 1) Development Portfolio as of September 30, 2014; development costs represent costs for all on site development and construction recognized for GAAP, adjusted for certain consolidated allocated costs, former sponsor-related fees and other non-cash capitalized costs MONOGRAM R E S IDENT IAL T R U S T

Development Case Study: The Franklin – Delray Beach, FL

- Investment Summary
  - 180-unit luxury class A development
  - Located within one-mile to a public beach and to Atlantic Avenue (premier dining/shopping destination in Palm Beach County)
  - Site aggregated and entitled by fee developer
  - Construction started in June 2012, completed in December 2013, and stabilized in March 2014


FRANKLIN

The Franklin - Exterior

- Value creation
  - Total cost of ~$30MM (1)
  - Currently 98% occupied
  - Current rents ~10% higher than development pro forma
  - 2015 projected yield of 7.8% vs. development pro forma of 6.5%
  - Potential value creation over cost to develop of over $16MM (2)



The Franklin - Interior

Notes
1) Economic costs represent costs for all on-site development and construction costs recognized for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items
2) Using 2015 budgeted NOI, less $250/unit capex, and 5% market cap rate

MONOGRAM RESIDENTIAL TRUST

19

Development Case Study: Allusion – Houston, TX

- Investment Summary
  - 231-unit five story podium luxury class A apartment project
  - Located in the west university inner loop - one of the few development opportunities in highly desired area
  - Development JV partner with specialized product expertise
  - Construction started in September 2012, substantially complete in June 2014, and currently in lease-up with stabilization expected in December 2014



Allusion West University - Exterior

- Value creation
  - Total estimated economic cost of ~$40MM [1]
  - Monogram obtained completion and cost overrun guarantees from development partner
  - Currently 84% occupied
  - Current rents ~15% higher than development pro forma
  - 2015 projected yield of 6.7% vs. development pro forma of 6.1%
  - Potential value creation over cost of development of over $14MM [2]



Allusion West University - Interior

Notes

1) Economic costs represent costs for all on-site development and construction costs recognized for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items

2) Using 2015 budgeted NOI, less $250/unit capex, less development partner put option and 4.75% market cap rate

MONOGRAM RESIDENTIAL TRUST

20

21 Strong Balance Sheet (1) MONOGRAM R E S IDENT IAL T R U S T 21 · ~$280MM of available liquidity – $138MM of cash and $140MM of undrawn capacity on Freddie Mac credit facility – In discussions with lenders to obtain additional / new credit facility · Proven access to capital (mortgages, construction loans, credit facility, JV equity, etc.) · Strong balance sheet / conservative leverage – 34% Debt to Gross Real Estate Assets (2) · Manageable debt maturities and weighted avg. interest rate of 3.6% Capital / Leverage Profile 0.0 100.0 200.0 300.0 400.0 2014 2015 2016 2017 2018 Thereafter Consolidated Proportionate ($) Current Contractual Maturities Debt Maturity Schedule Illustrative Capitalization ($MM) Consol. Proportionate Gross Operating Real Estate $2,369 $1,537 Construction in progress, inc. land $647 $385 Total Real Estate, Gross $3,015 $1,922 Mortgage and Construction Debt $1,092 $645 Credit Facility $10 $10 Total Debt $1,102 $655 Cash $156 $138 Debt / Gross Real Estate Assets 37% 34% Net Debt / Gross Real Estate Assets 31% 27% Notes 1) All information as of September 30, 2014 2) Book value of undepreciated operating real estate and construction in progress, including land, proportionate share

Roadmap to Net Asset Value

- Company NAV per share of $10.41 was approved by Board on August 12th, 2014
- Utilized a combination of comparable sales data as well as discounted cash flow analysis on development and lease up properties

Road Map to Monogram Residential Trust Net Asset Value
(Dollars in Thousands) (Unaudited)

Income Statement Data (Proportionate)	Three Months Ended September 30, 2014	Adjustments	As Adjusted
Property revenue – stabilized portfolio	33,679	-	33,679
Less: Property operating expenses, excluding property mgmt. expenses	(11,965)	-	(11,965)
Less: Assumed market rate property management fee @ 3% of revenue	(1,010)	-	(1,010)
Adjusted property Net Operating Income	20,704	-	20,704
Annualized adjusted property Net Operating Income	**82,815**	-	**82,815**
Third party property management revenue [1]	**674**	-	**674**
Third party asset management revenue [1]	**399**	-	**399**
Development Data (Proportionate)	**As of September 30, 2014**	**Adjustments**	**As Adjusted**
Development – Total Economic Costs incurred	488,796	-	488,796
(excludes land held for future development presented below)			
Development – Total Potential Value Creation [2]	225,757	-	225,757
Balance Sheet Data – Other Assets (Proportionate)			
Cash and cash equivalents	137,625	-	137,625
Land Held for Future Development	5,465	-	5,465
Master partnership promote due to the company [3]	18,658	-	18,658
Notes receivable	57,838	-	57,838
Other tangible assets [4]	23,002	-	23,002
Total Other Assets	**242,588**	-	**242,588**
Balance Sheet Data – Liabilities (Proportionate)			
Mortgages and notes payable [5]	645,284	8,865	654,149
Credit facility payable	10,000	-	10,000
Convertible preferred stock [6]	-	100	100
Development promote and put options, net [7]	20,468	-	20,468
Other tangible liabilities [8]	76,149	-	76,149
Total Liabilities	**751,901**	**8,965**	**760,866**
Other Data			
Common stock outstanding			168,878,472
Convertible preferred stock [9]			-
Restricted stock units outstanding			248,691
Fully Diluted Shares Outstanding			**169,127,163**

Notes
1) Represents property and asset management revenue associated with joint venture assets
2) Value creation is equal to projected future stabilized value less total Economic Costs. The projected future stabilized value is based on the projected annual NOI at stabilization, less capital reserves divided by the estimated current capitalization rate, increased by 10 bps for each year until stabilization. Total potential value creation represents the undiscounted total future value to be created at the stabilization date
3) Projected promote due to the Company by PGGM based on estimated portfolio value
4) Other tangible assets include: escrows and restricted cash ($7.7MM), resident, tenant, and other receivables ($11.3MM), prepaid assets and deposits ($4.0MM) and interest rate caps ($0.0MM)
5) Includes mark-to-market adjustment to mortgage notes
6) Liquidation value of convertible preferred stock
7) Developer's put options. No amounts currently attributable to developer promotes
8) Other tangible liabilities include: construction payable ($48.5MM), accounts payable and other liabilities ($19.9MM), distributions payable ($4.9MM) and tenants' security deposits ($2.9MM)
9) Potential dilution associated with the conversion of the outstanding Series A preferred stock utilizing the treasury stock method. Based on an estimated value per share of common stock of $10.41 (per the company's Quarterly Report on Form 10-Q for the period ended June 30, 2014), the Series A Preferred Stock is out of the money

MONOGRAM RESIDENTIAL TRUST

22

23 31.4 34.8 29 32 35 38 3Q13 3Q14 19.6 21.7 18 20 22 24 3Q13 3Q14 12.6 15.7 10 12 14 16 18 3Q13 3Q14 12.4 15.6 10 12 14 16 18 3Q13 3Q14 Financial Performance MONOGRAM R E S IDENT IAL T R U S T 23 ($MM) Core FFO ($MM) Adjusted Core FFO ($MM) Proportionate Rental Revenue ($MM) Proportionate NOI 24.6% 10.8% 25.8% 10.5% · Same Store Revenue growth of 2.4% · Same Store NOI growth of 3.6% · Core FFO per share of $0.09 · Adjusted core FFO per share of $0.09

24 Summary MONOGRAM R E S IDENT IAL T R U S T 24 · High quality, diversified portfolio, with significant concentrations in primary markets and coastal regions · Younger portfolio than any of the listed multifamily REITs drives strong resident demand and minimizes near-term cap-ex., resulting in premium rents · Multiple growth drivers, including internal growth from lease-up and stabilization of existing portfolio and development pipeline, as well as incremental external growth through acquisitions and development / pre-sales · Strong, flexible capital structure, with modest leverage and proven access to multiple sources of capital · Deep, experienced management team, with track record of success and value creation at Monogram and in prior roles

25 Appendix MONOGRAM R E S IDENT IAL T R U S T 25

26 A History of Value-Creation MONOGRAM R E S IDENT IAL T R U S T 26 · 2006 – Predecessor entity formed by Behringer Harvard; $127MM of equity raised from accredited investors · 2006 – Co-investment program established with PGGM; $100MM initial equity commitment (subsequently raised to $300MM) · 2008 – Registers with the SEC as a non-traded, public REIT, allowing sales of securities to non-accredited individuals through the U.S. broker-dealer network · 2008 – 2011 – Raises $1.5Bn of equity capital. Offering closed September 2011 · 2011 – Established Joint Venture relationship with NPS, advised by Heitman, through the sale of partial interests in both wholly owned properties and joint venture interest that PGGM previously owned · 2013 – Amends advisory and joint venture relationship with PGGM which included an additional $300MM “revolver” commitment · 2014 – Completes transformation to fully-integrated self-managed company and rebrands as Monogram Residential Trust, Inc.

Stabilized Portfolio Summary [1]

Region	Property Name	Market	Monogram Ownership	Year Built	Units	Percentage of Portfolio Based on NOI [2]
Florida	The District	Orlando	55%	2009	425	
Florida	The Franklin	Ft. Lauderdale	55%	2013	180	
Florida	Satori	Ft. Lauderdale	52%	2010	279	
Florida Total					**884**	**7%**
Georgia	Reserve at LaVista Walk	Atlanta	100%	2008	283	
Georgia Total					**283**	**4%**
Mid Atlantic	Bailey's Crossing	Washington D.C.	55%	2010	414	
Mid Atlantic	Burrough's Mill	Philadelphia	55%	2004	308	
Mid Atlantic	The Cameron	Suburban Maryland	55%	2010	325	
Mid Atlantic	55 Hundred	Washington D.C.	55%	2010	234	
Mid Atlantic	Lofts at Park Crest	Suburban Virginia	55%	2008	131	
Mid Atlantic Total					**1,412**	**15%**
Midwest	Burnham Pointe	Chicago	100%	2008	298	
Midwest Total					**298**	**7%**
Mountain	7166 at Belmar Urban Flats	Denver	55%	2008	308	
Mountain	4550 Cherry Creek	Denver	55%	2004	288	
Mountain	Skye 2905 Urban Flats	Denver	55%	2010	400	
Mountain	The Venue	Las Vegas	55%	2009	168	
Mountain	Veritas	Las Vegas	55%	2011	430	
Mountain Total					**1,594**	**12%**
N. California	Acacia on Santa Rosa Creek	North Marin San Francisco	55%	2003	277	
N. California	Acappella	San Francisco	100%	2010	163	
N. California	Argenta	San Francisco	55%	2008	179	
N. California	Renaissance Square	Oakland	55%	2008	132	
N. California	Vara	San Francisco	100%	2013	202	
N. California Total					**953**	**18%**
New England	Pembroke Woods	South / SE Suburban Boston	100%	2006	240	
New England	Stone Gate	West / NW Suburban Boston	55%	2007	332	
New England	West Village	South / SE Suburban Boston	55%	2008	200	
New England Total					**772**	**8%**
S. California	Calypso	Los Angeles	55%	2008	177	
S. California	Forty 55 Lofts	Los Angeles	55%	2010	140	
S. California	Gallery at NoHo Commons	Los Angeles	55%	2008	438	
S. California	San Sebastian	Los Angeles	55%	2010	134	
S. California Total					**889**	**10%**
Texas	Allegro Addison Circle	Dallas	100%	2010	393	
Texas	Briar Forest Lofts	Houston	55%	2008	352	
Texas	Eclipse	Houston	55%	2009	330	
Texas	Fitzhugh Urban Flats	Dallas	55%	2008	452	
Texas	Grand Reserve	Dallas	74%	2009	149	
Texas	Uptown Post Oak	Houston	100%	2008	392	
Texas Total					**2,068**	**20%**
Total				**2009**	**9,153**	

Notes
1) All information as of 9/30/14
2) Percentage of total Monogram's share of YTD 3Q14 NOI for stabilized properties

MONOGRAM RESIDENTIAL TRUST 27

Development Pipeline Summary [1]

Community	Ownership %	Actual/ Estimated Units	Actual/ Estimated Construction Start Date	Actual/ Estimated Completion Date [2]	Estimated Stabilization Date [2]	Estimated Economic Cost per Unit	Percent Complete	Proportionate Estimated Total Economic Costs	Proportionate Economic Costs Incurred as of 9/30/2014	Projected NOI Yield at Stabilization
Operating Properties in Lease Up [3]										
Allusion West University - Houston, TX	55.5%	231	3Q 2012	2Q 2014	4Q 2014	$171,787	97%	$22,004	$21,389	6.67%
Arpeggio Victory Park - Dallas, TX	55.5%	377	3Q 2012	3Q 2014	1Q 2015	151,481	94%	31,666	29,700	6.89%
4110 Fairmount - Dallas, TX	55.5%	299	3Q 2012	3Q 2014	1Q 2015	145,936	94%	24,196	22,811	7.80%
Blue Sol - Costa Mesa, CA	100.0%	113	2Q 2013	3Q 2014	1Q 2015	328,279	91%	37,095	33,718	5.78%
Total Operating Properties in Lease Up		**1,020**				**174,041**	**94%**	**114,961**	**107,618**	**6.84%**
Developments in Lease Up										
Everly - Wakefield, MA	55.5%	186	2Q 2013	1Q 2015	2Q 2015	259,546	85%	26,769	22,788	6.09%
Muse Museum District - Houston, TX	55.5%	270	1Q 2013	1Q 2015	1Q 2015	176,580	92%	26,437	24,328	6.67%
Total Developments in Lease Up		**456**				**210,422**	**89%**	**53,206**	**47,116**	**6.38%**
Construction										
Point21 - Denver, CO	55.5%	212	1Q 2013	1Q 2015	3Q 2015	224,280	82%	26,365	21,503	6.22%
SEVEN - Austin, TX	55.5%	220	4Q 2012	2Q 2015	3Q 2015	254,797	76%	31,083	23,717	6.45%
Cyan on Peachtree - Atlanta, GA	55.5%	329	4Q 2013	3Q 2015	3Q 2016	205,713	59%	37,528	22,087	6.08%
Zinc - Cambridge, MA	55.5%	392	2Q 2013	4Q 2015	1Q 2017	462,316	58%	100,491	58,776	5.80%
SoMa - Miami, FL	55.5%	418	4Q 2013	4Q 2015	4Q 2016	235,182	54%	54,511	29,279	6.19%
1401 Mission - San Francisco, CA	55.5%	121	2Q 2014	1Q 2016	2Q 2016	537,782	38%	36,082	13,757	4.81%
The Alexan - Dallas, TX	49.9%	365	3Q 2013	1Q 2016	4Q 2016	247,560	43%	45,098	19,338	6.36%
The Verge - San Diego, CA	70.3%	444	4Q 2013	1Q 2016	2Q 2017	277,322	46%	86,561	40,109	6.07%
Nouvelle - Tysons Corner, VA	55.5%	461	4Q 2013	2Q 2016	2Q 2017	421,329	44%	107,702	47,366	6.23%
Shady Grove - Rockville, MD	100.0%	366	3Q 2014	4Q 2016	4Q 2017	244,683	36%	89,554	32,179	6.10%
Total Construction		**3,328**				**304,436**	**50%**	**614,975**	**308,111**	**6.04%**
Pre-Development										
Uptown Delray- Del Ray Beach, FL	55.5%	146	4Q 2014	4Q 2016	1Q 2017	278,812	12%	22,572	2,681	6.30%
Huntington Beach - Huntington Beach, CA [4]	65.4%	510	2Q 2015	1Q 2018	2Q 2018	320,385	22%	106,779	23,270	6.44%
Total Pre-Development		**656**				**311,133**	**20%**	**129,351**	**25,951**	**6.42%**
Land Held for Future Development										
Renaissance Phase II - Concord, CA	55.0%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,465	N/A
Total Developments		**5,460**				**$295,770**	**54%**	**$912,493**	**$494,261**	**6.21%**

Notes
1) All information as of 9/30/14
2) The estimated completion and stabilization dates are primarily based on contractual arrangements adjusted for certain events (e.g., weather delays, labor availability and change orders)
3) These are communities included in the GAAP presentation in land, buildings and improvements but are not yet stabilized and still have some remaining development costs
4) The ownership percentage for Huntington Beach is based upon the economics assuming we proceed with the development

MONOGRAM RESIDENTIAL TRUST

28

29 Corporate Governance Overview MONOGRAM R E S IDENT IAL T R U S T 29 · Majority of Directors Independent · Non-staggered Board · Experienced Board with relevant expertise – Audit and finance – Public company and Public REIT – Investments and banking – Corporate governance and ethics – Multifamily sector · Other shareholder-friendly provisions – Opted out of the Maryland Control Share Acquisition Act – Opted out of the Control Share Acquisition Statute – Board cannot adopt a stockholder rights plan without the prior approval of the stockholders unless such plan provides that it will expire within one year of adoption unless ratified by the stockholders before the plan expires Blue Sol - Costa Mesa, CA 4110 Fairmount – Dallas, TX